T. Rowe Price California Tax-Free Bond Fund

Supplement to Prospectus and Summary Prospectus Dated July 1, 2021

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2021, Konstantine B. Mallas will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Austin Applegate will be the sole portfolio manager and chair of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2021, Konstantine B. Mallas will step down as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Austin Applegate will be the sole portfolio manager and chair of the fund’s Investment Advisory Committee.

The date of this supplement is September 16, 2021.

F80-041 9/16/21